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                                                                      Exhibit 24

                               PENTON MEDIA, INC.
                       REGISTRATION STATEMENT ON FORM S-8
                                POWER OF ATTORNEY
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        The undersigned officer and/or director of Penton Media, Inc., a
Delaware corporation (the "Company"), does hereby make, constitute and appoint each of Thomas L. Kemp, Daniel J. Ramella and Preston L. Vice, with full power of substitution and resubstitution, as attorney of the undersigned, to execute and file (i) a Registration Statement on Form S-8 (the "Form S-8 Registration Statement") with respect to the registration under the Securities Act, of shares of Common Stock of the Company issuable in connection with the Company's Retirement Savings Plan, (ii) any and all amendments, including post-effective amendments, and exhibits to the Form S-8 Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.







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        IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 27th day of August, 1998.

    SIGNATURE                                     TITLE
         /s/   THOMAS L. KEMP                     Chief Executive Officer and Director
----------------------------------------          (Principal Executive Officer)
               Thomas L. Kemp


         /s/   JOSEPH NECASTRO                    Chief Financial Officer
----------------------------------------          (Principal Financial Officer)
               Joseph NeCastro


         /s/   CHARLES T. GRIESEMER               Vice President/Controller
----------------------------------------          (Controller or Principal Accounting Officer)
               Charles T. Griesemer


         /s/   WILLIAM C. DONOHUE                 Director
---------------------------------------
               William C. Donohue

         /s/   ANTHONY DOWNS                      Director
---------------------------------------
               Anthony Downs

         /s/   WILLIAM J. FRIEND                  Director
---------------------------------------
               William J. Friend

         /s/   JOAN W. HARRIS                     Director
---------------------------------------
               Joan W. Harris

         /s/   KING HARRIS                        Director
---------------------------------------
               King Harris

                                                  Director
---------------------------------------
               John J. Meehan

         /s/   DANIEL J. RAMELLA                  Director
---------------------------------------
               Daniel J. Ramella

         /s/   EDWARD J. SCHWARTZ                 Director
---------------------------------------
               Edward J. Schwartz

         /s/   DON E. SCHULTZ                     Director
---------------------------------------
               Don E. Schultz

         /s/   RICHARD B. SWANK                   Director
---------------------------------------
               Richard B. Swank
